Exhibit 10.1

[*]: THE IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE AGREEMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT No. 1, dated as of April 28, 2020 (this “Amendment”), to the Credit Agreement, dated as of January 10, 2019 (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among NCL Corporation Ltd., a Bermuda company (“NCL”, the “Company” or the “Borrower”), Pride of America Ship Holding, LLC (the “Subsidiary Guarantor”), the Lenders from time to time party thereto and Nordea Bank Abp, New York Branch, as Administrative Agent. Capitalized terms used but not defined herein have the meaning provided in the Credit Agreement (as amended hereby).

WHEREAS, the Borrower has requested an extension of the maturity date of the Delayed Draw Term Loans;

WHEREAS, pursuant to Section 10.08(b) of the Credit Agreement, the Borrower, the Agent and the Lenders may agree to the maturity extension and other amendments to the Credit Agreement as set forth herein; and

WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                Amendments. The Credit Agreement is hereby amended effective as of the Amendment No. 1 Effective Date as follows:

(a)               New Definitions. Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions, in appropriate alphabetical order:

(i)               ““Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.”

(ii)              ““Amendment No. 1” shall mean that certain Amendment No. 1 to the Credit Agreement, dated as of April 28, 2020, by and among the Company, the Subsidiary Guarantor, the Administrative Agent and the Lenders party thereto.”

(iii)               ““Amendment No. 1 Effective Date” shall mean the date on which all of the conditions precedent set forth in Section 3 of Amendment No. 1 are satisfied in accordance therewith.”

(iv)               ““BHC Act Affiliate”” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.”

(v)              ““Covered Entity”” shall mean any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).”

(vi)               ““Covered Party”” shall have the meaning assigned to such term in Section 10.27.”

(vii)              ““Default Right” shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.”

(viii)               ““QFC”” has the meaning assigned to the term “qualified financial contract in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

(ix)               ““QFC Credit Support”” shall have the meaning assigned to such term in Section 10.27.”

(x)              ““Resolution Authority”” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.”

(xi)               ““Supported QFC”” shall have the meaning assigned to such term in Section 10.27.”

(xii)              ““UK Financial Institution”” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.”

(xiii)               ““UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.”

(xiv)               ““U.S. Special Resolution Regimes” ” shall have the meaning assigned to it in Section 10.27.”

(b)               Existing Definitions:

(i)               The definitions of “Extension Election Commencement Date”, “Extension Election” and “Initial Delayed Draw Term Loan Maturity Date” and all references thereto are hereby deleted in their entirety.

(ii)              The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Applicable Margin” shall mean (i) in the case of ABR Loans, (a) from and including the Closing Date to and excluding January 10, 2021, 0.00% per annum and (b) from and after January 10, 2021 to and including the Delayed Draw Term Loan Maturity Date, 0.75% and (ii) in the case of Eurocurrency Loans, (a) from the Closing Date to and excluding January 10, 2021, 1.00% per annum and (b) from and after January 10, 2021 to and including the Delayed Draw Term Loan Maturity Date, 1.75%.”

(iii)               The definition of “Bail-In Action” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.”

(iv)               The definition of “Bail-In Legislation” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Bail-In Legislation” shall mean, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).”

(v)              The definition of "Delayed Draw Term Loan Maturity Date" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Delayed Draw Term Loan Maturity Date” shall mean January 10, 2022.”

(vi)               The definition of "Write-Down and Conversion Powers" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.”

(c)               Section 2.12(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) The Borrower agrees to pay to each Lender (other than any Defaulting Lender), through the Administrative Agent, on the Amendment No. 1 Effective Date, an extension fee (the “Extension Fee”) in an amount equal to [*]% of Delayed Draw Term Loans held by such Lender immediately prior to the Amendment No. 1 Effective Date;”

(d)               Section 3.25 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 3.25.  Affected Financial Institutions. No Loan Party is an Affected Financial Institution.”

(e)               Section 10.23 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 10.23.  Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)               the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)               the effects of any Bail-In Action on any such liability, including, if applicable:

(i)               a reduction in full or in part or cancellation of any such liability;

(ii)              a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)               the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.”

(f)                Credit Agreement is hereby amended by inserting the following as Section 10.27:

“Section 10.27.  Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.”

Section 2.                Representations and Warranties. Each Loan Party party hereto represents and warrants to the Lenders as of the Amendment No. 1 Effective Date (as defined below) that:

(a)               Immediately before and immediately after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the Amendment No. 1 Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(b)               Immediately before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3.                Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the following conditions are satisfied or waived:

(a)               The Administrative Agent shall have received from (i) each Lender and (ii) each Loan Party a duly executed counterpart of (or, in the case of the Lenders, a consent to) this Amendment signed on behalf of such party (which may include facsimile or other electronic transmission of a signed signature page of this Amendment). Each Lender, by submitting a consent to the Pro Rata Extension Offer, dated April 16, 2020, has consented to this Amendment.

(b)               The Administrative Agent shall have received from the Borrower the Extension Fee referenced in Section 1(c) hereof.

(c)               The Administrative Agent shall have received a favorable written opinion of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel for the Loan Parties, (ii) Walkers Bermuda, Bermuda counsel for the Loan Parties and (iii) Clyde & Co., US maritime counsel for the Loan Parties, in each case (A) dated the Amendment No. 1 Effective Date, (B) addressed to each Issuing Bank, the Administrative Agent, the Collateral Agent and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request.

(d)               The Borrower shall have paid (i) all reasonable, documented and invoiced fees payable to the Administrative Agent or any affiliate thereof as agreed between the Administrative Agent and the Borrower and (ii) all reasonable fees, expenses and disbursements of Cahill, Gordon & Reindel LLP, as counsel for the Administrative Agent, incurred in connection with the preparation, negotiation and execution of this Amendment to the extent invoiced at least three (3) Business Days prior to the date hereof, subject to any fee cap set forth in the Engagement Letter, dated as of April 16, 2020, among the Company and the Administrative Agent.

(e)               (i) On and as of the Amendment No. 1 Effective Date, both immediately before and immediately after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party set forth in Section 2 hereof shall be true and correct in all material respects and (ii) the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying as to the matters set forth in Section 2 hereof.

(f)                The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Amendment No. 1 Effective Date and certifying:

(i)               a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, (1) if available from an official in such jurisdiction, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, or (2) otherwise certified by the Secretary or Assistant Secretary of such Loan Party or other person duly authorized by the constituent documents of such Loan Party,

(ii)              a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of such Loan Party as of a recent date from such Secretary of State (or other similar official),

(iii)               that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the Amendment No. 1 Effective Date and at all times since a date prior to the date of the resolutions de-scribed in clause (iv) below,

(iv)               that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents dated as of the Amendment No. 1 Effective Date to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment No. 1 Effective Date,

(v)              as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party,

(vi)               as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party, and

(vii)              such other documents as the Administrative Agent and the Lenders on the Amendment No. 1 Effective Date may reasonably request (including tax identification numbers and addresses).

(g)               The Lenders shall have received a solvency certificate substantially in the form of Exhibit C to the Credit Agreement and signed by a Financial Officer of the Borrower confirming the solvency of the Borrower and its Subsidiaries on a consolidated basis, in each case, after giving effect to this Amendment on the Amendment No. 1 Effective Date.

(h)               (i) The Collateral Agent shall have received (a) counterparts of the Amendment No. 1 to the Vessel Mortgage to be entered into with respect to the Mortgaged Vessel duly executed and delivered by the registered owner of the Mortgaged Vessel and the Mortgage Trustee and suitable for registration and recording with the National Vessel Documentation Center of the United States Coast Guard, and (b) evidence that the Amendment No. 1 to the Vessel Mortgage has been (or will promptly following the Amendment No. 1 Effective Date be) duly registered with the National Vessel Documentation Center of the Coast Guard in accordance with the laws of the United States and such other evidence that the Mortgage Trustee may deem necessary and that all registration fees in connection therewith have been duly paid; (ii) The Collateral Agent shall have received confirmation upon the filing of the Amendment No. 1 to the Vessel Mortgage that an Abstract of Title and Certificate of Documentation have been ordered for issuance by the United States Coast Guard stating that the Mortgaged Vessel is owned by the Subsidiary Guarantor and showing that there are of record no liens or other encumbrances on the Mortgaged Vessel except the Vessel Mortgage as amended by the Amendment No. 1 in favor of the Mortgage Trustee and other Permitted Liens and the Borrower undertakes to deliver such documents to the Collateral Agent promptly upon their issuance; and (iii) Such other documents, including any consents, agreements and confirmations of third parties as may be required under the Amendment No. 1 to the Vessel Mortgage or otherwise as the Collateral Agent or the Mortgage Trustee may reasonably request with respect to the Vessel Mortgage or Mortgaged Vessel.

Section 4.                Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.                Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 6.                Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7.                Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Each Loan Party confirms and agrees that the Liens granted pursuant to the Collateral Documents to which it is a party shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof. Each Guarantor confirms and agrees that its respective Guarantee pursuant to the Guarantee Agreement shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof. For the avoidance of doubt, on and after the Amendment No. 1 Effective Date, this Amendment shall for all purposes constitute a Loan Document.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

NCL CORPORATION, LTD.

By:	/s/ Mark Kempa
Name:	Mark Kempa
Title:	Executive Vice President & Chief Financial Officer

PRIDE OF AMERICA SHIP HOLDING, LLC

By:	/s/ Frank J. Del Rio
Name:	Frank J. Del Rio
Title:	Chairman, President, Chief Executive Officer & Treasurer

[Signature Page to Pride of America - Amendment No. 1]

NORDEA BANK ABP, NEW YORK BRANCH, as Administrative Agent and as a Lender

By:	/s/ Martin Lunder
Name:	Martin Lunder
Title:	Managing Director

By:	/s/ Henrik M. Steffensen
Name:	Henrik M. Steffensen
Title:	Executive Vice President

[Signature Page to Pride of America - Amendment No. 1]

MIZUHO BANK, LTD.

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Executive Director

[Signature Page to Pride of America - Amendment No. 1]

MUFG BANK, LTD.

By:	/s/ George Stoecklein
Name:	George Stoecklein
Title:	Executive Director

[Signature Page to Pride of America - Amendment No. 1]

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Arne Juell-Skielse
Name:	Arne Juell-Skielse

By:	/s/ Olof Kajerdt
Name:	Olof Kajerdt

[Signature Page to Pride of America - Amendment No. 1]